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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

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                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of Earliest Event Reported): July 1, 1996

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                           Commission File Number: 0-23472

                    PACIFIC REHABILITATION & SPORTS MEDICINE, INC.
                  (Exact Name of Registrant as Specified in Charter)

         DELAWARE                                             93-1072052
(State or Other Jurisdiction                               (I.R.S. Employer
    of Incorporation)                                   Identification Number)

    8100 N.E. Parkway Drive, Suite 190, Vancouver, Washington     98662
    (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, including Area Code:          (360) 260-8130


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                    PACIFIC REHABILITATION & SPORTS MEDICINE, INC.
                                       FORM 8-K
                                        INDEX

Item     Description                                                       Page
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1.       Changes in Control of Registrant.....................................3

2.       Acquisition or Disposition of Assets.................................3

3.       Bankruptcy or Receivership...........................................3

4.       Changes in Registrant's Certifying Accountant........................3

5.       Other Events.........................................................3

6.       Resignations of Registrant's Directors...............................3

7.       Financial Statements and Exhibits....................................4

         Signatures...........................................................5


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         None

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         None

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         None

ITEM 5.  OTHER EVENTS


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         On July 1, 1996, Brian M. Bussanich, a director of the registrant, announced his resignation from the Board of Directors. A copy of the press release regarding his resignation is attached as Exhibit A.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits:
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         Exhibit A    Press Release dated July 2, 1996


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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                                    PACIFIC REHABILITATION & SPORTS
                                    MEDICINE, INC.

Date: July  2 , 1996         By  /s/ Bill Barancik
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                                    Bill Barancik
                                    President and Chief Executive Officer


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                    PACIFIC REHABILITATION & SPORTS MEDICINE, INC.
                               FORM 8-K CURRENT REPORT
                                    EXHIBIT INDEX


Exhibit       Description
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Exhibit A     Press Release dated July    , 1996
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                                      Exhibit A


                                    PRESS RELEASE



    Vancouver, Washington (July 2, 1996) -- Pacific Rehabilitation & Sports Medicine, Inc. (Nasdaq:PRHB) today announced that effective July 1, 19966, Brian
M. Bussanich had resigned as a member of the Board of Directors to pursue other interests. Bill Barancik, the Company's President and Chief Executive Officer remarked "As the founder of the Company, Dr. Bussanich was instrumental in growing the Company through acquisitions and internal growth of the clinics and
led the Company through its public offering.   We understand his desire to move
on to other projects and wish him success in his new endeavors."

    Pacific Rehab provides outpatient physical therapy services at 70 outpatient rehabilitation clinics in Washington, Oregon, California, Hawaii, Nevada, Arizona, Texas, Mississippi, Florida, and Maryland.